UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K

                             CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): March 1, 2007

                         FIRST BANCSHARES, INC.
        (Exact name of registrant as specified in its charter)


          Missouri             000-22842           43-1654695
(State or other jurisdiction  (Commission        (I.R.S. Employer
      of incorporation)       File Number)      Identification No.)

142 East First Street, Mountain Grove, Missouri       65711
   (Address of principal executive offices)        (Zip Code)

   Registrant's telephone number, including area code:  (417) 926-5151

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

     On March 1, 2007, First Bancshares, Inc. ("Company") announced that its Board of Directors has determined to suspend the payment of dividends on the Company's common stock. A copy of the press release announcing the dividend suspension is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits

             99.1 Press release of First Bancshares, Inc. dated March 1, 2007.

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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: March 1, 2007              FIRST BANCSHARES, INC.



                                 /s/Ronald J. Walters
                                 ---------------------------------------
                                 Ronald J. Walters
                                 Senior Vice President and Chief Financial
                                      Officer
                                 (Principal Financial and Accounting Officer)

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                              Exhibit 99.1

        Press release of First Bancshares, Inc. dated March 1, 2007

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       FIRST BANCSHARES, INC. ANNOUNCES SUSPENSION OF DIVIDEND PAYMENTS

Mountain Grove, Missouri (March 1, 2007) - First Bancshares, Inc. (NASDAQ - FstBksh : FBSI), the holding company for First Home Savings Bank, today announced that the Board of Directors, at its regular monthly meeting on February 23, 2007, decided to suspend the payment of dividends on the Company's common shares.

According to President and Chief Executive Officer, Daniel Katzfey, "Suspending dividend payments on our common shares was a difficult decision believed to be in the best interest of the Company when taking recent earnings, which have been negatively impacted by restructuring expenses in both the management and the operations of the Bank, into consideration. We are working diligently to be in a position to resume dividend payments in the near future."

First Bancshares, Inc. is the holding company for First Home Savings Bank, a FDIC-insured savings bank chartered by the State of Missouri that conducts business from its home office in Mountain Grove, Missouri and ten full service offices in Marshfield, Ava, Gainesville, Sparta, Springfield, Theodosia, Crane, Galena, Kissee Mills and Rockaway Beach, Missouri.

The Company and its wholly-owned subsidiaries, First Home Savings Bank and SCMG, Inc. may from time to time make written or oral "forward-looking statements," including statements contained in its filings with the Securities and Exchange Commission, in its reports to stockholders, and in other communications by the Company, which are made in good faith by the Company pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995.

These forward-looking statements include statements with respect to the Company's beliefs, expectations, estimates and intentions that are subject to significant risks and uncertainties, and are subject to change based on various factors, some of which are beyond the Company's control. Such statements address the following subjects: future operating results; customer growth and retention; loan and other product demand; earnings growth and expectations; new products and services; credit quality and adequacy of reserves; technology, and our employees. The following factors, among others, could cause the Company's financial performance to differ materially from the expectations, estimates and intentions expressed in such forward-looking statements: the strength of the United States economy in general and the strength of the local economies in which the Company conducts operations; the effects of, and changes in, trade, monetary, and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; inflation, interest rate, market, and monetary fluctuations; the timely development and acceptance of new products and services of the Company and the perceived overall value of these products and services by users; the impact of changes in financial services' laws and regulations; technological changes; acquisitions; changes in consumer spending and savings habits; and the success of the Company at managing and collecting assets of borrowers in default and managing the risks of the foregoing.

The foregoing list of factors is not exclusive. Additional discussion of factors affecting the Company's business and prospects is contained in the Company's periodic filing with the SEC. The Company does not undertake, and expressly disclaims any intent or obligation, to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company.

Contact:  Daniel P. Katzfey, President and
          Chief Executive Officer     (417) 926-5151

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